EXHIBIT 99.2

MATRIXX INITIATIVES, INC.
2001 LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK PROGRAM AGREEMENT

     This Restricted Stock Program Agreement (this “Agreement”) is entered into between Matrixx Initiatives, Inc., a Delaware corporation (the “Company”), and ___ (the “Grantee”), as of ___, 200___(the “Date of Grant”).

RECITALS

     A. The Company has adopted the Matrixx Initiatives, Inc. 2001 Long-Term Incentive Plan, as amended (formerly known as the Gumtech International, Inc. 2001 Long-Term Incentive Plan) (the “Plan”) to allow the Company to make grants that will provide an incentive to attract and retain eligible individuals whose services are considered unusually valuable by providing them an opportunity to have a proprietary interest in the success of the Company.

     B. The Company believes that entering into this Agreement with the Grantee is consistent with the above stated purposes.

     C. Any capitalized term not otherwise defined will have the meaning ascribed to it in the Plan.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Agreement and for other good and valuable consideration, the Company and the Grantee agree as follows:

1.	GRANT OF COMMON STOCK.

               Subject to the terms of this Agreement, the Company hereby grants ___shares of the Company’s common stock (the “Common Stock”) to the Grantee. The delivery of any documents evidencing the Common Stock granted pursuant to this Agreement shall be subject to the provisions of Section 4 below.

2.	RIGHTS OF GRANTEE.

               Upon the issuance by the Company to the Grantee of any Common Stock pursuant to this Agreement, the Grantee will become a shareholder with respect to all of the Common Stock granted to him pursuant to Section 1 and will have all of the rights of a shareholder in the Company with respect to such Common Stock, including, without limitation, the right to receive notice of, attend and vote at meetings of the Company’s shareholders and to receive any dividend on such Common Stock that the Company may declare and pay from time to time; provided, however, that such Common Stock will be subject to the restrictions set forth in this Agreement.

3.	RESTRICTIONS ON COMMON STOCK SUBJECT TO THIS AGREEMENT.

A.	Limitations on Transfer.

                  The Grantee agrees not to sell, transfer, pledge, exchange, hypothecate, grant any security interest in, or otherwise dispose of, any shares of Common Stock issued to him pursuant to this Agreement before the date on which the restrictions on those shares lapse in accordance with Section 3.C., or enter into any agreement to do so. Any such attempted sale, transfer, pledge, exchange, hypothecation or disposition of any such shares of Common Stock will be null and void, and the Company will not recognize or give effect to such transaction on its books and records (including the books and records of the Company’s transfer agent) or recognize the person or persons to whom such sale, transfer, pledge, exchange, hypothecation or disposition has been made as the legal or beneficial owner of such shares.

B.	Return of Common Stock.

                  Except as set forth in this Agreement, the Grantee will transfer those shares of Common Stock for which the restrictions have not lapsed under Section 3.C. to the Company immediately and without any payment to the Grantee if the Grantee’s employment with the Company is terminated for any reason other than death or Disability (as defined in the Plan).

C.	Lapse of Restrictions.

                  Subject to the other conditions in this Section 3, the restrictions on disposition of the shares of Common Stock issued hereunder will lapse upon the first of the following dates: (i) the third anniversary of the Date of Grant, (ii) the effective date of a Change of Control (as that term is defined in the Plan), and (iii) the date on which the Grantee ceases to be employed by the Company on account of his death or Disability (as that term is defined in the Plan); provided, however, that the restrictions on the disposition of the shares of Common Stock issued hereunder will not lapse unless the Grantee is employed by the Company as of the date the restrictions expire.

4.	SECURITIES ACT.

A.	Registration.

                  The Company has the right, but not the obligation, to cause any of shares of Common Stock issued or issuable hereunder to be registered under the appropriate rules and regulations of the Securities and Exchange Commission.

B.	Condition on Delivery of Stock.

                  The Company will not be required to deliver any shares of Common Stock issuable hereunder if, in the opinion of counsel for the Company, the issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Company may require the Grantee, prior to or after the issuance of any shares of Common Stock hereunder, to sign and deliver to the Company a written statement, in form and content acceptable to the Company in its sole discretion, that the Grantee (i) is acquiring the shares for investment and not with a view to the sale or distribution thereof, (ii) will not sell any of such shares or any other Common Stock of the Company that the Grantee may then own or hereafter acquire except with the prior written approval of the Company, and (iii) will comply with the Securities Act of 1933, the Securities Exchange Act of 1934 and all other applicable federal and state securities laws and regulations.

C.	Legend.

                  Share certificates representing any Common Stock issued hereunder will bear a legend restricting the transferability of such Common Stock in substantially the following form:

“The securities represented by this certificate may not be sold, pledged, or otherwise disposed of until the restrictions set forth in the Restricted Stock Agreement dated ____________, between
Matrixx Initiatives, Inc. and _______________ are satisfied.”

5.	REPRESENTATIONS OF GRANTEE.

              In connection with Grantee’s receipt of the Common Stock, Grantee hereby represents and warrants to the Company as follows:

A.	Further Limitations on Disposition.

                  Grantee understands and acknowledges that he may not make any disposition, sale, or transfer (including transfer by gift or operation of law) of all or any portion of the Common Stock except as provided in this Agreement. Moreover, Grantee agrees to make no disposition of all or any portion of the Common Stock unless and until: (i) there is then in effect a registration statement under the Securities Act of 1933 covering such proposed disposition and such disposition is made in accordance with said Registration Statement; (ii) the resale provisions of Rule 701 or Rule 144 are available in the opinion of counsel to the Company; or (iii)(A) Grantee notifies the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) Grantee furnishes the Company with an opinion of Grantee’s counsel to the effect that such disposition will not require registration of such Common Stock under the Securities Act, and (C) such opinion of Grantee’s counsel shall have been concurred with by counsel for the Company and the Company shall have advised Grantee of such concurrence.

B.	Determination of Fair Market Value.

                  Grantee understands Fair Market Value of the Common Stock shall be determined in accordance with Section 3.1(j) of the Plan.

C.	Section 83(b) Election.

                  Grantee understands that Section 83 of the Internal Revenue Code of 1986 (the “Code”) taxes as ordinary income the difference between the amount paid for the Common Stock and the Fair Market Value of the Common Stock as of the date any restrictions on the Common Stock lapse. In this context, “restriction” means the restrictions set forth in Section 3. The Grantee understands that he may elect to be taxed at the time the Common Stock is granted rather than when the Common Stock vests by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the Date of Grant. The Grantee understands that failure to make this filing timely will result in the recognition of ordinary income by the Grantee, when the Common Stock vests, on the Fair Market Value of the Common Stock at the time such restrictions lapse.

THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE
RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION
UNDER SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS
REPRESENTATIVES TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.

6.	NONTRANSFERABILITY OF AGREEMENT.

                    The Grantee may not assign or transfer his rights under this Agreement, nor may he subject such rights (or any of them) to execution, attachment, garnishment or similar process. In the event of any such occurrence, this Agreement, and all of the Grantee’s rights hereunder, will automatically be terminated and will thereafter be null and void.

7.	FEDERAL AND STATE TAXES.

                    The Grantee may incur certain liabilities for federal, state or local taxes in connection with the issuance of shares of Common Stock hereunder, and the Company may be required by law to withhold such taxes. Upon determination of the year in which such taxes are due and the determination by the Company of the amount of taxes required to be withheld, the Grantee shall pay an amount equal to the amount of federal, state or local taxes required to be withheld to the Company. If the Grantee fails to make such payment in a timely manner, the Company may withhold and set-off against compensation payable to the Grantee the amount of such required payment.

8.	ADJUSTMENT OF SHARES.

                    The number of shares of Common Stock issued to the Grantee pursuant to this Agreement will be adjusted in accordance with Article 12 of the Plan in the event of a change in the Company’s capital structure. Such number of shares may also be adjusted based on any withholding of compensation by the Company as provided in the last sentence of Section 7 hereof.

9.	AMENDMENT OF THIS AGREEMENT; TERMINATION.

                    This Agreement may only be amended with the written approval of the Grantee and the Company. Notwithstanding the foregoing sentence, the Company may at any time, upon written notice to the Grantee, (i) amend or terminate the Plan, or (ii) terminate this Agreement; provided, however, that termination of this Agreement by the Company will be with respect to future issuances of Common Stock only, and will have no effect on the Grantee’s or the Company’s rights and obligations hereunder, including, outstanding restrictions on the sale, transfer, pledge, exchange, hypothecation or disposition of shares of Common Stock issued to the Grantee hereunder before the effective date of such termination.

10.	GOVERNING LAW.

                    This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance, or otherwise, by the laws of the State of Arizona, without giving effect to choice of law rules.

11.	SEVERABILITY.

                    If any provision of this Agreement, or the application of any such provision to any person or circumstance, is held to be unenforceable or invalid by any court of competent jurisdiction or under any applicable law, the parties hereto will negotiate an equitable adjustment to the provisions of this Agreement with the view to effecting, to the greatest extent possible, the original purpose and intent of this Agreement, and in any event, the validity and enforceability of the remaining provisions of this Agreement will not be affected thereby.

12.	ENTIRE AGREEMENT.

                    This Agreement and the provision of the Plan applicable hereto constitute the entire, final and complete agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, promises, understandings, negotiations, representations and commitments, both written and oral, between the parties hereto with respect to the subject matter hereof. Neither party hereto will be bound by or liable for any statement, representation, promise, inducement, commitment or understanding of any kind whatsoever not expressly set forth in this Agreement or in the Plan.

                    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Grantee has signed this Agreement as of the day and year first written above.

MATRIXX INITIATIVES, INC.
By:	______________________________________

William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer & Secretary

GRANTEE

Signature

Name